Exhibit 10.76

AMENDMENT NO. 1

to

CONSULTING AGREEMENT

This AMENDMENT NO. 1 TO CONSULTING AGREEMENT (this “Amendment”) is dated as of January 25, 2006, by and between Hexion Specialty Chemicals, Inc., a New Jersey corporation (the “Company”), and Marvin O. Schlanger (“Consultant”).

WHEREAS, the Company and Consultant previously entered into that certain Consulting Agreement as of May 31, 2005 (the “Agreement”);

WHEREAS, the Company and Consultant have agreed to amend Consultant’s Employment Agreement to extend the term of Consultant’s employment with the Company through March 31, 2006;

WHEREAS, the Company and Consultant desire to amend the terms of the Agreement as set forth herein;

NOW, THEREFORE, the parties agree as follows:

1. Section I of the Agreement shall be amended by changing the “Commencement Date” from “January 1, 2006” to “April 1, 2006.”

2. In the event that Consultant would have received normal and customary fees for non-employee Board membership during the period of January 1, 2006 to March 31, 2006 but for the foregoing change in the Commencement Date pursuant to the extension of the term of Consultant’s employment with the Company, a good faith estimate of such fees shall be added to Consultant’s compensation under the Agreement for the month of April 2006.

3. Except as expressly modified herein, the Agreement shall remain in full force and effect in accordance with its original terms as amended by Amendment No 1. thereto.

4. Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Agreement.

5. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered on the day and year first above written.

HEXION SPECIALTY CHEMICALS, INC.

By:	/S/ CRAIG O. MORRISON
Craig O. Morrison
Chief Executive Officer

CONSULTANT

/S/ MARVIN O. SCHLANGER
Marvin O. Schlanger